UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2024

Complete Solaria, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40117	93-2279786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45700 Northport Loop East, Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 270-2507

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CSLR	The Nasdaq Global Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	CSLRW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 14, 2024, Complete Solaria, Inc., a Delaware corporation (the “Company”, “we” and “us”), entered into Amendment No. 2 (“Amendment No. 2”) to the Common Stock Purchase Agreement, originally dated July 16, 2024 (as amended, the “Purchase Agreement”), with White Lion Capital, LLC, a Nevada limited liability company (“White Lion”).

Amendment No. 2 further amends the Purchase Agreement to provide that, subject to the terms and conditions of the Purchase Agreement, the Company may notify White Lion to exercise the Company’s right to sell shares of its common stock by delivering an Hour Rapid Purchase Notice (as defined in Amendment No. 2). If the Company delivers an Hour Rapid Purchase Notice, the Company shall deliver to White Lion shares of common stock not to exceed the lesser of (i) five percent of the Average Daily Trading Volume (as defined in the Purchase Agreement) on the date of an Hour Rapid Purchase Notice and (ii) 100,000 shares of common stock. The closing of the transactions under an Hour Rapid Purchase Notice will occur one Business Day (as defined in the Purchase Agreement) following the date on which the Hour Rapid Purchase Notice is delivered. At such closing, White Lion will pay the Company the Hour Rapid Purchase Investment Amount (as defined in Amendment No. 2) equal to the number of shares of common stock subject to the applicable Hour Rapid Purchase Notice multiplied by the lowest traded price of the Company’s common stock during the one-hour period following White Lion’s consent to the acceptance of the applicable Hour Rapid Purchase Notice.

The foregoing description of each of Amendment No. 2 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 2, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Amendment No. 2 to Common Stock Purchase Agreement, dated August 14, 2024, by and between the Company and White Lion.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Complete Solaria, Inc.

Dated: August 20, 2024

	By:	/s/ Thurman J. Rodgers
Thurman J. Rodgers
Chief Executive Officer

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